EXHIBIT 10.1


Grey Wolf Exploration Inc.
Suite 1500, Sun Life Plaza
144 - 4th Avenue S.W.
Calgary, Alberta  T2P 3N4

- and -

Abraxas Petroleum Corporation
500 N. Loop 1604 East, Suite 100
San Antonio, Texas 78270-1007
USA

Attention:        Robert L.G. Watson
                  Chief Executive Officer

Dear Sirs:

         We understand that Grey Wolf Exploration Inc. (the "Corporation") proposes to issue and sell an aggregate of 17,800,000 Common Shares in the capital of the Corporation (the "Treasury Shares") pursuant to this Agreement.

         We also understand that Abraxas Petroleum Corporation ("Abraxas" or the "Selling Shareholder") is the beneficial owner of 13,002,360 Common Shares of the Corporation, being all of the outstanding shares of the Corporation, and proposes to sell 9,100,000 Common Shares of the Corporation owned by it (the "Secondary Shares") pursuant to the terms set forth herein.

         Based upon the foregoing and subject to the terms and conditions set forth herein, CIBC World Markets Inc., BMO Nesbitt Burns Inc., GMP Securities Ltd. and Canaccord Capital Corporation (collectively, the "Underwriters" and individually, an "Underwriter") hereby severally, and not jointly, in the respective percentages hereinafter mentioned, offer to purchase all, but not less than all, of: (i) the Treasury Shares from the Corporation; and (ii) the Secondary Shares from the Selling Shareholder in each case at a purchase price of $2.80 per share. By their respective acceptance hereof, the Corporation agrees to issue and to sell to the Underwriters, at the Closing Time (as hereinafter defined), all, but not less than all, of the Treasury Shares and the Selling Shareholder agrees to sell to the Underwriters, at the Closing Time (as hereinafter defined), all, but not less than all, of the Secondary Shares.

         Upon and subject to the terms and conditions contained herein, the Selling Shareholder hereby grants to the Underwriters an option (the "Over-Allotment Option") to purchase from the Selling Shareholder, at the Underwriters' election, up to an additional 3,902,360 Common Shares of the Corporation (the "Option Shares") to cover over-allotments, if any, and for market stabilization purposes. The Over-Allotment Option may be exercised in whole or in part at any one time prior to 5:00 p.m., Calgary time, on that day which is thirty calendar days after the Closing Date by written notice from the Lead Underwriter, on the Underwriters' behalf, to the Selling Shareholder (with a copy to the Corporation), setting forth the aggregate number of Option Shares to be purchased. If the Over-Allotment Option is exercised, the Option Shares shall be purchased by the Underwriters severally, and not jointly, in the same proportion as their respective obligations to purchase the Treasury Shares and the Secondary Shares as set forth in section 17.1 hereof and the Selling Shareholder hereby agrees to sell such number of Option Shares to the Underwriters at the purchase price of $2.80 per Option Share.

         To give effect to the foregoing, the Underwriters understand that the Corporation has filed a preliminary prospectus dated January 14, 2004 (the "Preliminary Prospectus") and will file, within the time limit in accordance with the terms set out below the final prospectus (the "Prospectus") and all related documents with the Securities Commissions in each of the Jurisdictions in order to qualify for distribution to the public the Offered Shares in each of the Jurisdictions.

         In consideration of the agreement of the Underwriters to purchase the Treasury Shares and the Secondary Shares and to offer them to the public, and in consideration of the services rendered and to be rendered by the Underwriters in connection therewith, each of the Corporation and the Selling Shareholder agrees to pay to the Underwriters, at the Closing Time, the Underwriting Fee (as defined below).

                              Terms and Conditions

         The following are the terms and conditions of the agreement among the Selling Shareholder, the Corporation and the Underwriters:

1.       Definitions

1.1 Where used in this Agreement, the following terms shall have the following meanings:

         (a) "affiliate" has the meaning ascribed thereto in the Business Corporations Act (Alberta);

         (b) "business day" means a day which is not a Saturday, a Sunday or a statutory or civic holiday in the City of Calgary, Alberta;

         (c) "Canadian Securities Laws" means, collectively, the applicable securities laws of each of the Jurisdictions and the respective regulations, rules, instruments, rulings and orders made thereunder and the applicable policy statements issued by the Securities Commissions thereunder;

         (d) "Closing Date" means February 28, 2005, or such later date as may be agreed to in writing by the Corporation and the Selling Shareholder and the Lead Underwriter but, in any event, such date shall be no later than March 28, 2005;

         (e) "Closing Time" means 6:30 a.m. (Calgary time) on the Closing Date, or such other time on such date as may be agreed to in writing by the Corporation, the Selling Shareholder and the Lead Underwriter;

         (f) "Common Shares" means the common shares in the capital of the Corporation as constituted on the date hereof;

         (g) "Corporation" means Grey Wolf Exploration Inc., a corporation incorporated under the Business Corporations Act (Alberta);

         (h) "distribution" means "distribution" or "distribution to the public" of the Offered Shares, as the case may be, as those terms are defined in applicable Canadian Securities Laws;

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

         (i) "Financial Information" means all financial statements of the Corporation, including: the audited financial statements of the Corporation for the 390 period ended December 31, 2003, the unaudited consolidated comparative financial statements of the Corporation for the nine months ended September 30, 2004 and 2003, the auditor's report and compilation report, the Corporation's management's discussion and analysis, and all other financial information, statistical and accounting data included in the Prospectus or Supplementary Materials;

         (j) "Jurisdictions" means each of the provinces and territories of Canada;

         (k)   "Lead Underwriter" means CIBC World Markets Inc.;

         (l) "Loan Agreement" means the loan agreement dated effective October 28, 2004 by and among the Selling Shareholder and its subsidiaries as guarantors, the lenders and Guggenheim Corporate Funding, LLC, as the arranger and administrative agent;

         (m) "Material Adverse Effect" means any material adverse effect on the business, operations or condition (financial or otherwise) of the Corporation, whether or not arising in the ordinary course of business;

         (n)   "material change",  "material fact" and "misrepresentation"  have
               the  meanings   attributed  thereto  under  applicable   Canadian
               Securities Laws;

         (o) "MRRS" means the mutual reliance review system procedures provided for under National Policy 43-201 - Mutual Reliance Review System for Prospectuses and Annual Information Forms among the Securities Commissions;

         (p) "MRRS Decision Document" means a final MRRS decision document for the Prospectus issued in accordance with MRRS;

         (q) "Offered Shares" means the Treasury Shares, the Secondary Shares and the Option Shares;

         (r)   "Option Closing Date" has the meaning specified in section 7.2;

         (s) "Option Closing Time" means 6:30 a.m. (Calgary time) on the Option Closing Date, or such other time on the Option Closing Date as may be agreed to in writing by the Corporation, the Selling Shareholder and the Lead Underwriter;

         (t) "Pledge Agreement" means the pledge and security agreement dated effective October 28, 2004 by the Selling Shareholder in favour of Guggenheim Corporate Funding, LLC, as agent for the lenders party to the Loan Agreement;

         (u) "Preliminary Prospectus" means the preliminary long form prospectus, in the English and the French languages (unless the context indicates otherwise), of the Corporation dated January 14, 2005, relating to the qualification for distribution of the Offered Shares as filed with the Securities Commissions, including such prospectus as amended by any Prospectus Amendment;

         (v) "Prospectus" means the final long form prospectus, in the English and the French languages (unless the context indicates otherwise), of the Corporation dated February 18, 2005, relating


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               to the  qualification  for  distribution of the Offered Shares as filed with the Securities Commissions, including such prospectus as amended by any Prospectus Amendment;

         (w) "Prospectus Amendment" means the English and French language versions of any amendment to the Prospectuses required to be prepared and filed by the Corporation under applicable Canadian Securities Laws;

         (x)   "Prospectuses"   means  the   Preliminary   Prospectus   and  the
               Prospectus;

         (y) "Rule 144A" means Rule 144A promulgated under the U.S. Securities Act;

         (z)   "Securities  Commissions"  means the  securities  commissions  or
               similar  securities   regulatory   authorities  in  each  of  the
               Jurisdictions;

         (aa) "Selling Firms" means the Underwriters and other investment dealers and brokers with which the Underwriters have a contractual relationship for the distribution of the Offered Shares;

         (bb) "Standard Listing Conditions" means the conditions for listing and posting for trading on the TSX of the Offered Shares of the Corporation, subject only to satisfaction of the conditions imposed by the TSX in its letter to the Corporation dated February 11, 2005;

         (cc) "subsidiary" has the meaning ascribed thereto in the Business Corporations Act (Alberta);

         (dd) "Supplementary Material" means, collectively, any Prospectus Amendment and any ancillary material, information, evidence, return, report, application, statement or document that may be filed with the Securities Commissions by or on behalf of the Corporation under the Canadian Securities Laws;

         (ee) "this Agreement", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to the agreement resulting from the acceptance by the Corporation and the Selling Shareholder of this offer and not to any particular paragraph or other portion of this Agreement;

         (ff)  "TSX" means the Toronto Stock Exchange;

         (gg) "Underwriters" means, collectively, CIBC World Markets Inc., BMO Nesbitt Burns Inc., GMP Securities Ltd. and Canaccord Capital Corporation and individually, an "Underwriter";

         (hh) "Underwriting Fee" means the fee to be paid to the Underwriters under this Agreement, such fee equalling 6% of the gross proceeds realized on the sale of the Offered Shares, or $0.168 per Offered Share in consideration of the services to be provided by the Underwriters under this Agreement and payable by the Corporation and the Selling Shareholder rateably based on the number of Offered Shares sold by each;

         (ii)  "United   States"  means  the  United  States  of  America,   its
               territories and possessions, any state of the United States and the District of Columbia;

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         (jj)  "U.S.  Exchange Act" means the United States Securities  Exchange
               Act of 1934, as amended;

         (kk) "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

         (ll) "U.S. Securities Laws" means all of the applicable federal and state securities laws and regulations of the United States, including without limitation the U.S. Securities Act, the U.S. Exchange Act and the respective rules and regulations of the SEC thereunder; and

         (mm) "Wrap" means the information memorandum in respect of the distribution of the Offered Shares to certain investors in the United States.

2.       Qualification and Offering for Sale

2.1 The Corporation shall forthwith following the execution of this Underwriting Agreement, file the Prospectus (in the English and French languages, as appropriate) and other documents required under the Canadian Securities Laws with the Securities Commissions, shall obtain a MRRS Decision Document for the Prospectus from the Alberta Securities Commission on its own behalf and on behalf of the other Securities Commissions and shall otherwise fulfil all legal requirements to qualify the Offered Shares for distribution to the public in each of the Jurisdictions through the Underwriters and Selling Firms (if any) registered in the applicable Jurisdiction, in any event not later than February 21, 2005 (or such later date as may be agreed to in writing by the Underwriters).

2.2 Each of the Corporation and the Selling Shareholder further agrees that it shall, until the earlier of (i) 90 days after the Closing Date; and
         (ii) the date on which the distribution of the Offered Shares is completed, promptly take or cause to be taken all additional steps and proceedings that from time to time may be required under the Canadian Securities Laws to continue to qualify the Offered Shares for distribution or, in the event that the Offered Shares have, for any reason, ceased to so qualify, to again qualify the Offered Shares for distribution.

2.3 Prior to the filing of the Prospectus and Supplementary Materials, and, during the period of distribution of the Offered Shares prior to the filing with any Securities Commissions of any Prospectus Amendment, the Corporation and the Selling Shareholder shall have allowed the Underwriters and their counsel to participate fully in the preparation of, and to approve the form of, such documents (including, without limitation, the Wrap) and shall have allowed the Underwriters to conduct all due diligence which the Underwriters may require to be conducted to fulfill their obligations as underwriters, and in order to enable the Underwriters to responsibly execute any certificate required by Canadian Securities Laws to be executed by the Underwriters.

2.4 The Corporation shall notify the Underwriters promptly, and confirm the notice in writing:

         (a)   of the receipt of any comments from any Securities Commission;

         (b) of any request by any of the Securities Commissions to amend or supplement the Prospectus or for additional information; and

         (c) of the issuance by any of the Securities Commissions or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Offered Shares or the trading in any securities of the Corporation (collectively "Suspension Orders"),


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

               or of the institution or, to the knowledge of the Corporation, threatening of any proceedings for any such purpose.

2.5 The Corporation shall use every reasonable effort to prevent the issuance of any Suspension Order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

2.6 The Corporation shall not at any time file or make any amendment to the Prospectus or any Prospectus Amendment of which the Underwriters shall not have previously been advised and furnished a copy, or to which the Underwriters shall have objected, after reasonable notice thereof.

3.       Delivery of Prospectus and Related Opinions and Certificates

3.1 The Corporation and the Selling Shareholder shall cause to be delivered to the Underwriters and the Underwriters' counsel the documents set out below at the respective times indicated:

         (a) on the date hereof, or as soon as they are available, copies of the Prospectus, signed as required by any of the Canadian Securities Laws, and a copy of the MRRS Decision Document for the Prospectus as soon as possible after such document has been obtained by the Corporation;

         (b) as soon as they are available, copies of any Prospectus Amendment required to be filed under any of the Canadian Securities Laws, signed as required by the Canadian Securities Laws;

         (c)   as  soon   as   possible,   but  in  any   event   prior   to  or
               contemporaneously   with  the  filing  of  the  Prospectus   with
               securities authorities in the Province of Quebec:

               (i) an opinion of the Corporation's counsel in Quebec,  addressed to the Underwriters and dated the date of the Prospectus in form and substance acceptable to the Underwriters, acting reasonably, to the effect that the French language version of such document (except for the Financial Information which is the subject of the opinions of the Corporation's auditors, as to which no opinion need be expressed by Quebec counsel) is in all material respects a complete and proper translation of the English language version; and

               (ii)an opinion of the  Corporation's  auditors  addressed  to the
                   Underwriters and dated the date of the Prospectus or the Prospectus Amendment, as the case may be, in form and substance satisfactory to the Underwriters, acting reasonably, to the effect that the French language version of the Financial Information set forth therein and as to which no opinion has been expressed by Quebec counsel is in all material respects a complete and accurate translation of the English language version; and

3.2 At the time of delivery of the Prospectus to the Underwriters pursuant to section 3.1 above the Corporation and the Selling Shareholder shall cause to be delivered to the Underwriters:

         (a) evidence satisfactory to the Underwriters, acting reasonably, of the approval of the listing and posting for trading on the TSX of the Offered Shares, subject only to satisfaction by the Corporation of the Standard Listing Conditions;

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

         (b) a "long-form" comfort letter dated the date of the Prospectus, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and the directors of the Corporation from BDO Dunwoody LLP, with reference to those matters as the Underwriters may reasonably request including:

               (i) to  the  effect  that,  in  their   opinion,   the  Financial
                   Information examined by them complies in all material respects with all applicable accounting requirements including, without limitation, Canadian generally accepted accounting principles and the applicable accounting requirements of the Canadian Securities Laws of each of the Jurisdictions and related published rules and regulations;

               (ii)verification  of the Financial  Information  contained in the
                   Prospectus and matters involving changes or developments since the respective dates as of which specified Financial Information is given in the Prospectus, to a date not more than two business days prior to the date of the letter; and

               (iii) that the auditors of the Corporation are independent public accountants as required by the Canadian Securities Laws,

                  which letter will be in addition to the auditors' report or compilation report, as applicable, contained in the Prospectus and any auditors' consent and comfort letters addressed to the Securities Commissions;

3.3 The Corporation and the Selling Shareholder shall deliver to the Underwriters, as soon as practicable and in any event not later than noon (local time) on February 22, 2005 at offices in Calgary, Vancouver, Toronto and Montreal, the number of commercial copies of the Prospectus (and the Wrap as may be required), as the Underwriters have specified to the Corporation on or before the date hereof.

3.4 The Corporation and the Selling Shareholder shall from time to time deliver to the Underwriters as soon as practicable at the offices in such Canadian cities designated by the Underwriters the number of commercial copies of any Prospectus Amendment (and the Wrap as may be required), which the Underwriters may from time to time reasonably request.

3.5 Each delivery of the Prospectus or any Prospectus Amendment by the Corporation and the Selling Shareholder to the Underwriters shall constitute:

         (a) the Corporations' and the Selling Shareholders' representation and warranty to the Underwriters that, at the respective times of such delivery:

               (i) the information and statements contained in the Prospectus or any Prospectus Amendment, as the case may be, (except any information and statements relating solely to the Underwriters) constitutes full, true and plain disclosure of all material facts relating to the Offered Shares; and

               (ii)the Prospectus or any Prospectus  Amendment,  as the case may be, does not contain a misrepresentation.

         (b) consent by the Corporation and the Selling Shareholder to the use by the Underwriters and other Selling Firms (if any) of such


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               documents  in  connection  with the  distribution  of the Offered
               Shares for sale in all of the Jurisdictions (and in the United States as contemplated herein).

3.6 The Corporation and the Selling Shareholder hereby represents, warrants and covenants to the Underwriters that each document filed or to be filed with any of the Securities Commissions complied or will comply when so filed and at the Closing Time in all material respects with applicable Canadian Securities Laws.

4.       Distribution and Certain Obligations of the Underwriters

4.1 The Underwriters shall offer the Offered Shares for sale to the public directly and through other Selling Firms upon the terms and conditions set forth in the Prospectus and this Agreement. The Underwriters shall comply, and shall require each of the other Selling Firms to comply, with all applicable laws and regulations in each jurisdiction into and from which they may offer or sell the Offered Shares. The Underwriters will not solicit offers to purchase or sell the Offered Shares so as to require registration of the Offered Shares or filing of a prospectus, registration statement or other notice or document with respect to the distribution of the Offered Shares under the laws of any jurisdiction other than the Jurisdictions and the Underwriters will not solicit offers to purchase or sell the Offered Shares in the United States except on the basis of the terms and conditions set forth in Schedule "A" hereto, and will require each other Selling Firm to agree with the Underwriters not to so solicit or sell.

4.2 The Underwriters shall use their reasonable commercial efforts (taking into account the respective interests of the Selling Shareholder, the Corporation and the Underwriters) to complete, and to cause the Selling Firms to complete, the distribution of the Offered Shares as soon as possible after the Closing Time.

4.3 The Lead Underwriter shall notify the Corporation and the Selling Shareholder promptly when, in the Underwriters' opinion, the distribution of the Offered Shares has been completed and provide the Corporation and the Selling Shareholder in writing with a breakdown of the number of Offered Shares distributed in each of the Jurisdictions where such breakdown is required for the purpose of calculating fees payable to the Securities Commission in each jurisdiction where Offered Shares were distributed.

4.4 For the purposes of this section 4, the Underwriters shall be entitled to assume that the Offered Shares are qualified for distribution in each of the Jurisdictions unless the Underwriters receive notice to the contrary from the Corporation or any applicable Securities Commission.

4.5 An Underwriter shall not be liable to the Selling Shareholder or the Corporation under this section with respect to a default by another Selling Firm if the Underwriter is not also in default.

5.       Material Changes

5.1 During the period from the date hereof to the completion of the distribution of the Offered Shares, the Selling Shareholder and the Corporation (other than information or statements relating solely to the Underwriters), shall promptly notify the Underwriters in writing of the full particulars of:

         (a) any change (actual, contemplated or threatened) in the properties, business, affairs, operations, assets, liabilities (contingent or otherwise), capital or ownership of the Corporation;

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

         (b) any change in any matter covered by a statement contained in the Prospectuses or Supplementary Material; or

(c)               the occurrence of any other fact or event;

         which change, fact or event is, or may be, of such a nature as to render the Prospectuses or Supplementary Materials misleading or untrue in any material respect or would result in any of such documents containing a misrepresentation (as defined in the Securities Act (Alberta)) or which would result in any of such documents not complying with the Canadian Securities Laws or which would reasonably be expected to have a significant effect on the market price or value of any securities of the Corporation.

         The Selling Shareholder or the Corporation, as applicable, shall in good faith discuss with the Underwriters any change, fact or event (actual or proposed within its knowledge) which is of such a nature that there is reasonable doubt whether notice need be given to the Underwriters pursuant to this section and, in any event, prior to making any filing referred to in section 5.2.

5.2 The Corporation shall comply with all applicable filings and other requirements, including subsection 115(1) of the Securities Act (Alberta) and with the comparable provisions of the other Canadian Securities Laws, and the Corporation shall prepare and file promptly any required Prospectus Amendment, or any Supplementary Material which may be necessary or advisable and will otherwise comply with all legal requirements necessary to continue to qualify the Offered Shares for distribution in each of the Jurisdictions for the period of distribution of the Offered Shares. The Corporation and the Selling Shareholder shall allow Underwriters and their respective counsel to participate fully in the preparation of any Prospectus Amendment and any amendment to any Supplementary Material and shall allow the Underwriters and their counsel to conduct all due diligence investigations which the Underwriters may reasonably require in order to fulfil their obligations as underwriters and in order to enable the Underwriters responsibly to execute the certificate required to be executed by them in any Prospectus Amendment.

6.       Representations and Warranties

6.1 The Selling Shareholder represents and warrants to the Underwriters and the Corporation, and acknowledges that the Underwriters and the Corporation are relying thereon in connection with the purchase by the Underwriters of the Offered Shares, that:

         (a) the Selling Shareholder is duly incorporated and validly existing under the laws of its jurisdiction of incorporation or formation;

         (b) the Selling Shareholder has the corporate power and authority to enter into and to perform its obligations under this Agreement;

         (c) all necessary corporate action has been taken by the Selling Shareholder to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby and this Agreement has been duly executed and delivered by the Selling Shareholder and constitutes a legal, valid and binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or law) and as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy;

         (d) the execution, delivery and performance of this Agreement by the Selling Shareholder and the sale and delivery at the Closing Time and the Option Closing Time, as the case may be, of the Secondary Shares and the Option Shares, as the case may be, assuming the Selling Shareholder has obtained all necessary consents and releases from the parties to the Loan Agreement, do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not materially conflict with or constitute a material default under:

               (i) any term or provision of the articles, by-laws or resolutions of the Selling Shareholder;

               (ii)any of the terms,  conditions or provisions of any indenture, mortgage, note, contract, agreement, instrument, lease or other document to which the Selling Shareholder is a party or by which the Selling Shareholder is contractually bound and which materially affects or may reasonably be expected to materially affect the business, operations or financial condition of the Selling Shareholder; or

               (iii) any law,  statute,  rule or  regulation  applicable  to the
                   Selling Shareholder, or any judgement, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Selling Shareholder;

         (e) the Secondary Shares and the Option Shares are legally and beneficially owned by the Selling Shareholder;

         (f) at the Closing Time or at the Option Closing Time, as applicable, assuming the Selling Shareholder has obtained all necessary consents and releases from the parties to the Loan Agreement, the Selling Shareholder will have good and marketable title to the Secondary Shares and Option Shares free and clear of all liens, charges, security interests and encumbrances of whatever nature and kind and the Selling Shareholder will have full legal right, power and authority to sell, assign and transfer the Secondary Shares and the Option Shares to the Underwriters without any consent of any person which has not been obtained;

         (g) upon delivery of the Secondary Shares and the Option Shares and payment of the purchase price therefor as herein contemplated, the Secondary Shares and the Option Shares will be acquired by the Underwriters at the Closing Time free and clear of all liens, charges, security interests and encumbrances of whatsoever nature and kind created or permitted to exist by the Selling Shareholder;

         (h) except to the extent set forth in the Loan Agreement and the Pledge Agreement, no person, firm or corporation (except the Underwriters) has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase from the Selling Shareholder of any of the Secondary Shares and the Option Shares;

         (i) other than as may be required under Canadian Securities Laws, the U.S. Securities Laws or any United States state securities or "blue sky" laws, or as required to be obtained by the Corporation, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, in connection with the offering or sale of the Secondary Shares and the Option Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

         (j) there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending or, to the knowledge of the Selling Shareholder threatened against or affecting the Selling Shareholder, which is required to be disclosed in the Prospectus and which is not so disclosed, or which if determined adversely, would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Selling Shareholder of its obligations hereunder;

         (k) the Selling Shareholder is not prompted to sell the Secondary Shares and the Option Shares by any information concerning the Corporation which is required to be but is not set forth in the Prospectuses and Supplementary Materials; and

         (l) other than as permitted by applicable securities laws, the Selling Shareholder has not distributed and will not distribute the Prospectuses or any other offering material in connection with the offering or sale of the Offered Shares.

6.2 The Corporation represents and warrants to the Underwriters and the Selling Shareholders and acknowledges that the Underwriters and the Selling Shareholder are relying thereon in connection with the purchase by the Underwriters of the Offered Shares, that:

         (a) the Corporation is duly incorporated and validly existing under the laws of the Province of Alberta;

         (b) the Corporation has the corporate power and authority to carry on its business as described in the Prospectuses, to own its property and assets and to enter into and to perform its obligations under this Agreement;

         (c) the authorized capital of the Corporation consists of an unlimited number of Common Shares, of which 13,002,360 Common Shares are issued and outstanding as of the date hereof (after giving effect to the share split);

         (d) all of the issued and outstanding shares in the capital of the Corporation including the Secondary Shares and the Option Shares have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all Canadian Securities Laws;

         (e) all necessary corporate action has been taken by the Corporation to validly issue the Treasury Shares to the Underwriters and the Treasury Shares when issued, will have been validly issued as fully paid and non-assessable shares;

         (f) all necessary corporate action has been taken by the Corporation to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

         (g)   the  attributes  of the Common  Shares  conform  in all  material
               respects   with  the   description   thereof   contained  in  the
               Prospectuses;

         (h) the Corporation does not have any material subsidiaries and the Corporation does not own, directly or indirectly, nor has it agreed to acquire outstanding securities of any other corporation or options to acquire securities of any other corporation;

         (i) except other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Corporation is conducting its business in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and holds all licenses, registrations and qualifications in all jurisdictions in which it carries on business necessary to carry on its business as now conducted;

         (j) no person, firm or corporation has any agreement, option, right or privilege (whether pre-emptive, contractual or otherwise) capable of becoming an agreement for the purchase, acquisition, subscription or issuance of any of the unissued shares or other securities of the Corporation other than pursuant to existing employee benefit, incentive or stock option plans of the Corporation and other than as disclosed in the Prospectuses;

         (k) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which the Corporation is a party;

         (l) the execution, delivery and performance of this Agreement by the Corporation and the sale and delivery at the Closing Time of the Offered Shares do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not conflict with or constitute a default under:

               (i) any term or provision of the articles, by-laws or resolutions of the Corporation;

               (ii)any of the terms,  conditions or provisions of any indenture, mortgage, note, contract, agreement, instrument, lease or other document to which the Corporation is a party or by which the Corporation is contractually bound other than any such breaches, conflicts or defaults which could not reasonably be expected to have a Material Adverse Effect; or

               (iii) any law,  statute,  rule or  regulation  applicable  to the
                   Corporation,  or  any  judgement,  order  or  decree  of  any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Corporation other than any such breaches, conflicts or defaults which could not reasonably be expected to have a Material Adverse Effect;

         (m) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there has been no adverse change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets or liabilities (contingent or otherwise) of the Corporation or the capital of the Corporation since December 31, 2003;

         (n) the financial statements incorporated in the Prospectuses and notes thereto, present fairly in all material respects the financial position of the Corporation at the dates indicated and the statements of operations and deficit and cash flows of the Corporation for the periods specified; and such financial information has been prepared in accordance with generally accepted accounting principles in Canada applied on a consistent basis throughout the periods involved and the selected financial information and the summary financial information included in the Prospectuses present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the financial statements;

         (o) the description of the assets and liabilities of the Corporation set forth in the financial statements fairly presents in all material respects, in accordance with generally accepted accounting principles in Canada, the financial position and condition of the Corporation as at the dates thereof and reflects all material liabilities (absolute, accrued, contingent or otherwise) of the Corporation as at the dates thereof;

         (p) other than as disclosed in the Prospectus, to the knowledge of the Corporation, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Corporation at law or in equity or before or by any governmental department, commission, board, bureau, agency or instrumentality which in any way could reasonably be expected to have a Material Adverse Effect, or which could prevent or restrict the distribution of the Offered Shares;

         (q) other than as disclosed in the Prospectus, since December 31, 2003, the Corporation has not incurred, assumed or suffered any liability (absolute, accrued, contingent or otherwise) or entered into any transaction which could reasonably be expected to have a Material Adverse Effect;

         (r) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation owns or possesses adequate and enforceable rights to use all trade marks, trade mark applications, trade names, service marks, copyrights, copyright applications, licences, know-how and other similar rights (collectively, the "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Prospectuses and to the knowledge of the Corporation, exercising reasonable care, the Corporation has not infringed, is infringing, or has received any notice on infringement of, any Intangible of any other person;

         (s) other than as disclosed in the Prospectuses or as could not reasonably be expected to have a Material Adverse Effect, at the Closing Time the Corporation will have good and marketable title to, or leasehold interests in, all properties and assets, as described in the Prospectuses owned by the Corporation, free and clear of all liens, charges, encumbrances or restrictions;

         (t) to the knowledge of the Corporation, neither any Securities Commission, the TSX nor any similar regulatory authority has issued any order which is currently outstanding preventing or suspending trading in any securities of the Corporation and the Corporation is not in default of any material requirement of applicable Canadian Securities Laws;

         (u) to the knowledge of the Corporation, none of the directors and officers of the Corporation is now, or has ever been subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange;

         (v) the TSX has conditionally approved the listing and posting for trading on the TSX the Offered Shares, subject only to the Standard Listing Conditions;

         (w) the Corporation is in compliance with all laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where such non-compliance would not result in a Material Adverse Effect, and has not and is not engaged in any unfair labour practice;

         (x) no labour dispute with the employees of the Corporation exists or, to the knowledge of the Corporation, is imminent, and the Corporation is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in any such case, could reasonably be expected to have a Material Adverse Effect;

         (y) other than as may be required under the Canadian Securities Laws, or as required to be obtained by the Selling Shareholder, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Corporation of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

         (z) except in each case as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse
               Effect:

               (i) the Corporation possesses such permits, certificates, licences, approvals, consents and other authorizations (collectively, the "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it;

               (ii) the   Corporation  is  in  compliance  with  the  terms  and
                    conditions of all such Governmental Licenses;

               (iii)all such  Governmental  Licenses are valid and in full force and effect; and

               (iv) to  the  knowledge  of the  Corporation,  no  revocation  or limitation of any of such Governmental Licenses is pending or threatened and the Corporation is not in default or violation of any thereof, and the sale and delivery of the Offered Shares does not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, any of such Governmental Licenses;

         (aa) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

               (i) the Corporation is not in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, waste, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws");

               (ii) the   Corporation  has  all  permits,   authorizations   and
                    approvals required under any applicable Environmental Laws and is in compliance with the requirements thereunder;

               (iii)to the  knowledge of the  Corporation,  there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Laws against the Corporation; and

               (iv) to the knowledge of the Corporation,  there are no events or circumstances that might reasonably be expected to form the basis of any order for clean up or remediation, or an action, suite or proceeding by any private party or governmental  body  or  agency,  against  or  affecting  the
                    Corporation relating to Hazardous Material or any Environmental Laws;

         (bb) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation has filed all necessary federal, state, provincial, local and foreign income, payroll, franchise and other tax returns and have paid all taxes shown as due thereon or with respect to any of its properties or any transactions to which they are a party, and there is no tax deficiency that has been, or is likely to be, asserted against the Corporation or any of its properties or assets;

         (cc) other than as disclosed in the Prospectuses or as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Corporation is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they engage or propose to engage, and the Corporation has no reason to believe that it will not be able to renew their existing insurance coverage as and when such coverage expires or obtain similar coverage from similar insurers as may be necessary to continue its business at a similar cost to that of their existing coverage;

         (dd) other than as disclosed in the Prospectus, the Corporation does not owe any money to, nor has the Corporation any present loans to, or borrowed any monies from, or is otherwise indebted to any officer, director, employee, shareholder or any person not dealing at "arms length" (as such term is defined in the Income Tax Act (Canada)) with the Corporation except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Corporation;

         (ee) the Corporation maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Canada and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (ff) Olympia Trust Company at its principal office in Calgary, Alberta has been duly appointed as the transfer agent and registrar for the Common Shares;

         (gg) the corporate records and minute books of the Corporation which have been made available to the Underwriters and their counsel for review contain, in all material respects, complete and accurate minutes of all meetings of the directors and shareholders of the Corporation held since incorporation, and signed copies of all resolutions and by-laws duly passed or confirmed by the directors or shareholders of the Corporation except where the absence of such minutes or signed copies of resolutions would not result in a Material Adverse Effect and share certificate books, register of security holders, registers of transfers and register of directors and any similar corporate records of the Corporation are, in all material respects, complete and accurate; and

         (hh) all of the material contracts and agreements of the Corporation (collectively, "Contracts") have been disclosed to the Underwriters. Each such Contract is a legal, valid and binding obligation enforceable against the Corporation in accordance with its terms except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law; and the Corporation, as applicable is in compliance with the terms of such Contracts and the Corporation is not a aware of any default or breach of a material nature under any of such Contracts by any other party thereto.

7.       Closing

7.1 The closing of the purchase and sale of the Treasury Shares and the Secondary Shares shall be completed at the Closing Time on the Closing Date at the offices of the Corporation's counsel, Osler, Hoskin & Harcourt LLP, in Calgary, Alberta or at such other place as the Selling Shareholder, the Corporation and the Underwriters may agree to in writing.

7.2 The closing of the purchase and sale of any Option Shares shall be completed at the Closing Time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date, nor less than three nor more than five business days after the giving of the notice hereinafter referred to (provided that if the Option Closing Date is the same as the Closing Date, such notice may be given not less than two business days prior to the Option Closing Date), as shall be specified in a written notice from the Lead Underwriter, on behalf of the Underwriters, to the
         Selling Shareholder (with a copy to the Corporation) of the Underwriters' determination to purchase that number of Option Shares specified in such notice. The closing of the purchase and sale of any Option Shares shall be completed at the offices of the Corporation's counsel, Osler, Hoskin & Harcourt LLP, in Calgary, Alberta or at such other place as the Selling Shareholder, the Corporation and the Underwriters may agree to in writing. If the Over-Allotment Option is exercised, all of the provisions of this Agreement relating to the purchase by the Underwriters of the Treasury Shares and the Secondary Shares shall apply mutatis mutandis in relation to the purchase by the Underwriters of any Option Shares at the Closing Time on the Option Closing Date.

7.3 At the Closing Time, the Corporation and the Selling Shareholder shall deliver to the Underwriters a certificate or certificates representing the Treasury Shares and Secondary Shares against payment of the purchase price on the Closing Date, payable separately, by wire transfer to the Corporation and to the Selling Shareholder, or as they may direct net of the Underwriting Fee against the delivery of a receipt thereof.

7.4 At the Option Closing Time, subject to the terms and conditions contained in this Agreement, the Selling Shareholder shall deliver to the Underwriters a certificate or certificates representing the Option Shares and those documents reasonably required by the Underwriters against payment of the purchase price payable by wire transfer on the Option Closing Date, to the Selling Shareholder or as it may direct, net of the Underwriting Fee against the delivery of a receipt thereof.

7.5 Certificates for Offered Shares shall be in such denominations and registered in such names as the Underwriters may request in writing at least two (2) business days before the applicable Closing Time or Option Closing Time, as applicable.

8.       Closing Conditions

8.1 The obligations of the Underwriters to purchase the Offered Shares are conditional upon and subject to the Underwriters receiving at the Closing Time:

         (a) a certificate of the Selling Shareholder dated the Closing Date, addressed to the Underwriters and signed by the Chief Executive Officer of the Selling Shareholder or such other officer or director of the Selling Shareholder acceptable to the Underwriters, acting reasonably, certifying that:

               (i) the Selling Shareholder has complied in all material respects with all the covenants and has satisfied in all material respects all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters;

               (ii) no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Secondary Shares or Option Shares has been issued by any stock exchange, securities authority or other regulatory authority in Canada or the United States and is continuing in effect and no proceedings for such have been instituted and are continuing or are pending or, to the knowledge of the Selling Shareholder, contemplated or threatened; and

               (iii) the   representations   and   warranties   of  the  Selling
                     Shareholder contained herein are true and correct in all material respects as of the Closing Time, with the same force and effect as if made at such time before giving effect to the transactions contemplated hereby;

         (b) a certificate of the Corporation dated the Closing Date, addressed to the Underwriters and signed by the Chief Executive Officer and the Chief Financial Officer of the Corporation or such other senior officers of the Corporation acceptable to the Underwriters, acting reasonably, certifying that:

               (i) the Corporation has complied in all material respects with all the covenants and satisfied in all material respects all the terms and conditions of this Agreement on its part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters;

               (ii) no material change relating to the Corporation has occurred between the date hereof and the Closing Date with respect to which the requisite material change report has not been filed and no such disclosure has been made on a confidential basis that remains subject to confidentiality;

               (iii) the  representations  and  warranties  of  the  Corporation contained herein are true and correct in all material respects as at the Closing Time, with the same force and effect as if made at and as of the Closing Time; and

               (iv) no order, ruling or determination having the effect of ceasing the trading or suspending the sale of the Offered Shares or any other securities of the Corporation has been issued by any stock exchange, securities authority or other regulatory authority and is continuing in effect and no proceedings for such have been instituted and are continuing or are pending or, to the knowledge of such officers, contemplated or threatened;

         (c) at the Closing Time, the Corporation shall have furnished to the Underwriters evidence that the Offered Shares have been listed for trading on the TSX;

         (d) an opinion of Cox Smith Matthews Incorporated, United States counsel to the Selling Shareholder, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request, including that:

               (i) the Selling Shareholder is duly incorporated and validly existing under the laws of the State of Nevada;

               (ii)  the  Selling   Shareholder  has  the  corporate  power  and
                     authority to execute this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated herein;

               (iii) all  necessary  corporate  action  has  been  taken  by the
                     Selling Shareholder to authorize the execution of this Agreement and the performance of its obligations hereunder;

               (iv) this Agreement has been duly executed for and on behalf of the Selling Shareholder and constitutes a valid and legally binding obligation of the Selling Shareholder;

               (v) the execution by the Selling Shareholder of this Agreement, the performance by the Selling Shareholder of its
                     obligations   hereunder,   and  the   consummation  of  the
                     transactions contemplated herein do not conflict with or result in a violation of:

                     (A) any provision of the articles or by-laws of the Selling Shareholder; or

                     (B) to such counsel's knowledge any existing provision of, or rule or regulation under, Texas state or United States federal law, applicable to the Selling Shareholder (other than the U.S. Securities Laws or any United States state securities or "blue sky" laws as to which such counsel need express no opinion), any judgement, order or decree of any United States government, governmental, regulatory, or administrative agency, authority, commission or instrumentality or court;

               (vi) no authorizations, approvals, consents, licenses, exemptions from or filings with any governmental, judicial or public bodies or authorities in the United States are required for the execution of this Agreement by the Selling Shareholder and the performance by the Selling Shareholder of its obligations hereunder (except any authorizations, approvals, consents, licenses, exemptions from or filings as may be required by the U.S. Securities Laws or any United States state securities or "blue sky" laws as to which such counsel need express no opinion);

               (vii) the choice of the laws of the  Province  of Alberta and the federal laws of Canada to govern this Agreement is a valid choice of law and such laws other than conflict of law rules would accordingly be applied by Texas state and the United States federal courts sitting in Texas if this Agreement and/or any claim hereunder comes under their jurisdiction upon proper proof of the relevant provisions of such laws;

               (viii)except as disclosed in the  Prospectus,  to such  counsel's knowledge, there are no actions, suits, proceedings or inquiries pending or threatened against or affecting the Selling Shareholder at law or in equity before or by any United States governmental department, commission, board, bureau, agency or instrumentality which affect the distribution of the Secondary Shares and Options Shares, as the case may be; and

               (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any U.S. federal court sitting in Texas or Texas state court or governmental authority or agency of the United States is necessary or required for the performance by the Selling Shareholder of its obligations hereunder, in connection with the offering or sale of the Secondary Shares and Options Shares, as the case may be, hereunder or the consummation of the transactions contemplated by this

                     Agreement, except such as have been obtained or such as may be required under U.S. Securities Laws or state securities or "blue sky" laws (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Secondary Shares and Options Shares, as the case may be, by the Underwriters in the United States;

         (e) an opinion of Osler, Hoskin & Harcourt LLP, Canadian counsel to the Corporation, addressed to the Underwriters and their counsel and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares and the Corporation, including that:

               (i) the Corporation is a corporation existing under the laws of the Province of Alberta;

               (ii) there are no restrictions on the corporate power and capacity of the Corporation to carry on business as described in the Prospectus, to own property and assets and to enter into and to perform its obligations under this Agreement;

               (iii) the authorized  capital of the  Corporation  consists of an unlimited number of Common Shares of which 30,802,360 Common Shares are validly issued and outstanding as of the Closing Date;

               (iv) all necessary corporate action has been taken by the Corporation to validly issue the Treasury Shares to the Underwriters and the Treasury Shares have been validly issued and are outstanding as fully paid and non-assessable shares;

               (v) all necessary corporate action has been taken by the Corporation to authorize the execution, delivery and performance of this Agreement and this Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

               (vi) the attributes of the Offered Shares conform in all material respects with the description thereof contained in the Prospectus;

               (vii) the Offered  Shares  sold at the  Closing  Time are validly issued and outstanding as fully paid and non-assessable shares of the Corporation;

               (viii)the  form of  share  certificate  representing  the  Common
                     Shares complies with the requirements of the Business Corporations Act (Alberta) and has been approved by the directors of the Corporation and the TSX;

               (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in any Jurisdiction is necessary or required for the performance by the Corporation of its obligations hereunder, in connection with the offering or sale of the Offered Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained;

               (x) all documents have been filed, all proceedings have been taken and all legal requirements have been fulfilled by the Corporation and the Selling Shareholder or under applicable laws of the Jurisdictions to qualify the Offered Shares for sale and distribution to the public in each of the Jurisdictions through investment dealers and brokers registered under the applicable laws of each of the Jurisdictions who have complied with the relevant provisions of such applicable laws;

               (xi) the execution, delivery and performance of this Agreement by the Corporation and the sale and delivery at the Closing Time of the Offered Shares do not and will not result in a material breach of, and do not create a state of facts which, after notice or lapse of time or both, will result in a material breach or permit acceleration or termination (if applicable) of and do not and will not materially conflict with or constitute a material default under:

                     (A) any term or provision of the articles, by-laws or resolutions of the Corporation; or

                     (B) any law, statute, rule or regulation of Canada or the Province of Alberta applicable to the Corporation, or to the knowledge of such counsel, any judgement, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over, the Corporation; and

               (xii) the Offered  Shares are qualified  investments  for a trust governed by registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans (collectively, "Plans") under the Income Tax Act (Canada) and the regulations thereunder, and are not "foreign property" for the purposes of the tax imposed under Part XI of the Income Tax Act (Canada) on Plans (other than registered education savings plans) and certain other tax exempt entities;

         (f) an opinion of Osler, Hoskin & Harcourt LLP, special United States counsel to the Corporation, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters acting reasonably, as to the sale of the Offered Shares under Rule 144A in the United States or to U.S. persons and such other matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares;

         (g) an opinion of Macleod Dixon LLP, Canadian counsel to the Underwriters, dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, with respect to such matters as the Underwriters may reasonably request relating to the distribution of the Offered Shares;

         (h) an opinion of the Corporation's local counsel in Quebec, addressed to the Underwriters and dated the Closing Date, that the Corporation has complied with all laws of the Province of Quebec relating to the use of the French language in connection with the documents to be delivered to purchasers of the Offered Shares in the Province of Quebec;

         (i) a comfort letter of the Corporation's auditors, addressed to the Underwriters and the directors of the Corporation and dated the Closing Date, in form and substance satisfactory to the Underwriters, acting reasonably, bringing the information contained in the comfort letter or letters of such auditors referred to in section 3.2(b) hereof forward to the Closing Time, which comfort letter shall be based on a review having a cut-off date not more than two business days prior to the Closing Date;

         (j) evidence from the Selling Shareholder as to the consent from Guggenheim Corporate Funding, LLC, as administrative agent, and/or the lenders who are parties to the Loan Agreement of the sale by the Selling Shareholder of the Secondary Shares and the Option Shares to the Underwriters;

         (k) evidence from the Corporation as to the appointment of Olympia Trust Company as the registrar and transfer agent for the Offered Shares;

         (l)   written   confirmation  from  the  Corporation's   registrar  and
               transfer agent of the number of Common Shares issued and outstanding as of the Closing Date; and

         (m) such further certificates, opinions of counsel and other documentation from the Corporation and/or the Selling Shareholder as the Underwriters may reasonably require, provided however that the Underwriters shall request such certificate or document within a reasonable period prior to the Closing Time that is sufficient for the Corporation and/or the Selling Shareholder to obtain and deliver such certificate or document.

         It is understood that counsel for the Underwriters may rely on the opinions of counsel for the Selling Shareholder as to matters which relate specifically to the Selling Shareholder and on the opinions of counsel for the Corporation as to matters which relate specifically to the Corporation, and that counsel for the Selling Shareholder, counsel for the Corporation and counsel for the Underwriters may rely upon the opinions of local counsel as to all matters not governed by the laws of the respective jurisdictions in which they are qualified to practice and may rely, to the extent appropriate in the circumstances, as to matters of fact on certificates of officers of the Selling Shareholder and the Corporation, the Corporation's registrar and transfer agent and of the TSX or public officials.

8.2 The Underwriters' obligations under this Agreement are conditional upon and subject to the representations and warranties of the Selling Shareholder and the Corporation contained herein being true and correct in all material respects as at the Closing Time, with the same force and effect as if made at the Closing Time before giving effect to the transactions contemplated hereby, and the Selling Shareholder and the Corporation having complied in all material respects with all the covenants and having satisfied in all material respects all the terms and conditions of this Agreement on its respective part to be complied with and satisfied at or prior to the Closing Time, other than those which may have been waived by the Underwriters.

9.       Restriction on Further Issues or Sales

9.1 During the period commencing on the date hereof and ending on the day which is 180 days following the Closing Date, the Corporation or any of its subsidiaries shall not without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld):

         (a) issue any Common Shares or any securities of the Corporation or any securities convertible into or exchangeable for any securities of the Corporation, other than Common Shares pursuant to this Agreement or any employee benefit, incentive or stock option plans of the Corporation in existence at the date hereof including the stock option compensation plan as disclosed in the Prospectus;

         (b)   agree or become bound to do so; or

         (c)   publicly announce any intention to do so.

9.2 During the period commencing on the date hereof and ending on the day which is 180 days following the Closing Date, the Selling Shareholder shall not without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld):

         (a) sell, offer, contract to sell, pledge, grant any option to purchase, make any short sale or dispose of any Common Shares owned or controlled by it, or any securities convertible into or exchangeable for such Common Shares, other than pursuant to this Agreement;

         (b)   agree or become bound to do so; or

         (c)   publicly announce any intention to do so.

9.3 The Underwriters acknowledge the Secondary Shares and the Option Shares have been pledged by the Selling Shareholder as security in favour of Guggenheim Corporate Funding, LLC, as agent for certain arm's length third party lenders, pursuant to the Pledge Agreement and that such security obligation shall continue until the Closing Time and the Option Closing Time, respectively, at which time the Selling Shareholder is obligated pursuant to the terms of the Loan Agreement to pay such amount of the net proceeds it receives from the sale of the Secondary Shares and the Option Shares to Guggenheim Corporate Funding, LLC, as agent, as required to fully repay its outstanding debt under the Loan Agreement.

10.      Indemnity

10.1 Each of the Corporation and the Selling Shareholder, jointly and severally, covenants and agrees to protect and indemnify each of the Underwriters (which term, for the purpose of this section 10, shall be deemed to include affiliates of the Underwriters which are engaged in the offering and distribution of the Offered Shares), their respective directors, officers, employees and agents, and each person who controls any Underwriter against all losses (other than a loss of profits or other consequential or punitive damages), claims, actual damages, liabilities, reasonable costs or reasonable expenses caused or incurred by reason of:

         (a) any information or statement in the Prospectuses or any Prospectus Amendment (except any information and statements relating solely to the Underwriters which has been provided by the Underwriters) being or being alleged to be a misrepresentation (as such term is defined in the Securities Act (Alberta) or any misstatement of a material fact;

         (b) the omission or alleged omission to state in the Prospectuses or any certificate of the Corporation delivered hereunder or pursuant hereto, any material fact (other than a material fact relating solely to the Underwriters which has been provided by the Underwriters) required to be stated therein or necessary to make any statement not misleading;

         (c) any order made or inquiry, investigation or proceeding (formal or informal) commenced or threatened by any officer or official of any of the Securities Commissions or any other regulatory authority based upon the circumstances described in clauses (a) above which operates to prevent or restrict trading in or distribution of the Offered Shares in any of the Jurisdictions;

         (d) the breach of any representations, warranties or covenants of the Corporation contained herein or delivered pursuant hereto; or

         (e) the non-compliance or alleged non-compliance by the Corporation and the Selling Shareholder with any requirement of applicable Canadian Securities Laws in connection with the transactions contemplated herein, including, without limitation, non-compliance with any statutory requirement to make any document available for inspection.

10.2 If any matter or thing contemplated by section 10.1 shall be asserted against any person or company referred to in those sections in respect of which indemnification is or might reasonably be considered to be provided or if any potential claim contemplated by section 10.1 shall come to the knowledge of any such person or company, such person or company (the "Indemnified Party") shall notify the party against whom such indemnity may be sought (the "Indemnifying Party") as soon as possible of the nature of such claim and the Indemnifying Party shall be entitled (but not required) to assume the defense of any suit brought to enforce such claim; provided, however, that the defense shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no admission of liability and no settlement may be made by the Indemnifying Party or the Indemnified Party without the prior written consent of the other, such consent not to be unreasonably withheld. The reasonable fees and disbursements of counsel retained to assume the defense of any such suit in accordance with the foregoing shall be paid by the Indemnifying Party.

10.3 With respect to any such claim, the Indemnified Party shall have the right to retain additional counsel to act on his or its behalf provided the fees and disbursements of such additional counsel shall be paid by the Indemnified Party, unless:

         (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of the additional counsel; or

         (b) the named parties to any claim (including any added, third or impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised in writing by his or its counsel that representation of both parties by the same counsel would be inappropriate due to the actual or potential differing interests between them;

         provided that in no event shall the Indemnifying Party be required to pay the fees and disbursements of more than one set of counsel for all the Indemnified Parties.

10.4 The rights of indemnity contained in this section 10 shall not enure to the benefit of any Indemnified Party if the Corporation has complied with the provisions of sections 3.3 and 5.2 hereof and the person asserting any claim with respect to which indemnity is sought under this section 10 was not provided with a copy of the Prospectus Amendment, as applicable, at or prior to the written confirmation of the sale of the Offered Shares and which Prospectus Amendment would have corrected any untrue statement or information, misrepresentation or omission which is the basis of such claim and which is required, under the Canadian Securities Laws, to be delivered to such person by the Underwriters or other Selling Firms.

10.5 The Corporation hereby waives its rights to recover contribution from any Indemnified Party with respect to any liability of the Corporation by reason of or arising out of any untrue statement or information, misrepresentation or omission contained in the Prospectuses or in any

         Supplementary Material; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of:

         (a)   any  untrue  statement  or  information,   misrepresentation   or
               omission which is based upon or results from information or statements relating solely to the Underwriters; or

         (b) any failure by the Underwriters or other Selling Firms to provide to prospective purchasers of the Offered Shares any document which is required to be provided to such prospective purchasers and which, in the case of the Prospectuses, the Corporation has provided to the Underwriters to forward to such prospective purchasers.

10.6 The rights provided for in this section 10 shall be in addition to and not in derogation of any other right which the Underwriters may have by statute or otherwise at law.

11.      Contribution

11.1 If for any reason an indemnification provided for in section 10 is unavailable, in whole or in part, to the Indemnified Party in respect of any losses, claims, actual damages, liabilities, costs or expenses referred to in section 10, and subject to the restrictions and limitations referred to therein, the Indemnifying Party shall contribute to the amount paid or payable (or, if such indemnity is unavailable only in respect of a portion of the amount so paid or payable, such portion of the amount so paid or payable) by such Indemnified Party as a result of such losses (except for loss of profits or other consequential and punitive damages arising), claims, actual damages, liabilities, reasonable costs or reasonable expenses:

         (a) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand from the distribution of the Offered Shares; or

         (b) if the allocation provided by section 11.1 (a) above is not permitted by applicable law or if it is otherwise not applicable, in such proportion as is appropriate to reflect not only the relative benefits referred to in section 11.1 (a) above but also the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10 which resulted in such losses, claims, actual damages, liabilities, costs or expenses, as well as any other relevant equitable considerations.

11.2 For purposes of this section 11, the relative benefits received by the Selling Shareholder or the Corporation on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the distribution of the Offered Shares (net of the fee payable to the Underwriters but before deducting expenses) received by the Corporation and the Selling Shareholder bears to the Underwriting Fee received by the Underwriters. In the case of liability arising out of Prospectuses and any Supplementary Material, the relative fault of the Corporation or the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10 which resulted in such losses, claims, actual damages, liabilities, costs or expenses relates to information supplied by or steps or actions taken or done by or on behalf of the Corporation, the Selling Shareholder and the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, information, misrepresentation, omission, order, inquiry, investigation, proceeding or other matter or thing referred to in section 10. The amount paid or payable by an Indemnified Party as a result of such losses, claims, actual damages, liabilities, costs or expenses referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, actual damages, liabilities, costs or expenses, whether or not resulting in any such action, suit, proceeding or claim.

11.3 Any liability of the Underwriters under this section 11 shall be limited to the amount of the Underwriting Fee actually received by the Underwriters. The right to contribution provided herein shall be in addition and not in derogation of any other right to contribution which the Underwriters may have by statute or otherwise by law.

12.      Expenses

12.1 Whether or not the transactions herein contemplated shall be completed, the Corporation and the Selling Shareholder shall pay all expenses of or incidental to the delivery and sale of the Offered Shares and of or incidental to all other matters in connection with the transactions herein set out, including, without limitation, (i) the cost of any institutional and retail roadshows, (ii) expenses payable in connection with the qualification of the Offered Shares for sale to the public,
         (iii) the reasonable fees and expenses of the Corporation's, the Selling Shareholder's and the Underwriters' counsel, (iv) all advertising expenses, (v) all costs incurred in connection with the preparation, translation, printing and delivery of the Prospectuses and any Supplementary Material, including commercial copies thereof, and
         (vi) the expenses of forming and managing banking and selling groups and the Underwriters' "out-of-pocket" expenses, including, but not limited to, all fees, taxes, disbursements, advertising, printing, courier, telecommunications, data search, travel and other expenses incurred by the Underwriters and their counsel and agents, together with related goods and services tax and provincial sales taxes (collectively (i) through (vi) referred to as the "Expenses"). The Expenses shall be paid by the Corporation and the Selling Shareholder in the same proportion as the total proceeds from the Offering received by each of them bears to such total offering proceeds.

13.      Conditions

13.1 All terms and conditions of this Agreement shall be construed as conditions, and any breach or failure to comply in all material respects with any such terms and conditions required to be complied with by the Corporation or the Selling Shareholder shall entitle the Underwriters, without limitation of any other remedies of the Underwriters, to terminate their obligations to purchase the Offered Shares by notice to that effect given to the Corporation and the Selling Shareholder at or prior to the Closing Time. It is understood that the Underwriters may waive, in whole or in part, or extend the time for compliance with, any of such terms and conditions without prejudice to the rights of the Underwriters in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that to be binding on the Underwriters any such waiver or extension must be in writing.

14.      Termination

14.1 Each Underwriter shall be entitled, at its option, to terminate and cancel, without any liability on the Underwriter's part, its obligation to purchase the Offered Shares, if prior to the Closing Time:

         (a) there should develop, occur or come into effect or existence any catastrophe, crisis or accident of national or international consequence, any law or regulation or any other event, action, state, condition or major financial occurrence of national or international consequence which, in the opinion of the Underwriter, acting reasonably, materially and adversely affects or may materially and adversely affect the financial markets or the business, operations or affairs of the Corporation and/or prevents or materially restricts the trading in the Common Shares or the distribution of Offered Shares or the state of the Canadian or United States financial markets is such that, in the sole opinion of the Underwriters, acting reasonably, the Offered Shares cannot be profitably marketed, by giving the Corporation and the Selling Shareholder written notice to that effect not later than the Closing Time;

         (b) any order or ruling is issued, any inquiry, investigation or other proceeding (whether formal or informal) in relation to the Selling Shareholder or the Corporation is made, threatened or announced by any officer or official of any stock exchange, Securities Commission or other regulatory authority, or any law or regulation is promulgated or changed which, in the opinion of the Underwriter, acting reasonably, operates to prevent or restrict trading in or distribution or marketability of the Offered Shares, by giving the Corporation and the Selling Shareholder written notice to that effect not later than the Closing Time; or

         (c)   there shall occur any change or event such as is  contemplated by section 5.1 hereof which, in the opinion of the Underwriter, acting reasonably, materially and adversely affects or may materially and adversely affect the market price, value or marketability of the Offered Shares, by giving the Corporation and the Selling Shareholder written notice to that effect not later than the Closing Time.

14.2     If the  obligations  of any  Underwriter  are  terminated  pursuant  to section 14.1, there shall be no further liability on the part of such Underwriter or of the Corporation or the Selling Shareholder to the Underwriter except in respect of any liability, which may have arisen or may thereafter arise under section 10, 11 or 12.

14.3 The right of the Underwriters to terminate their respective obligations under this Agreement is in addition to such other remedies as they may have in respect of any default, act or failure to act of the Corporation or the Selling Shareholder in respect of any of the matters contemplated by this Agreement.

15.      Survival

15.1 All warranties, representations, covenants and agreements of the Selling Shareholder, the Corporation and the Underwriters herein contained or contained in documents submitted pursuant to this Agreement shall survive the purchase and sale of the Offered Shares and the termination of this Agreement and shall continue in full force and effect for the benefit of the Underwriters, the Selling Shareholder or the Corporation, as the case may be, regardless of any subsequent disposition of such shares or any investigation by or on behalf of the Underwriters with respect thereto.

16.      Stabilization

16.1 In connection with the distribution of the Offered Shares, the Underwriters and other Selling Firms may over-allot or effect transactions, in compliance with applicable Canadian Securities Laws, which stabilize or maintain the market price of the Common Shares at levels above those which might otherwise prevail in the open market. Such stabilizing transactions, if any, may be discontinued at any time.

17.      Participation

17.1 Subject to the terms and conditions hereof, the obligation of the Underwriters to purchase the Offered Shares shall be several and not joint. The percentage of the Treasury Shares, the Secondary Shares and if the Over-Allotment Option is exercised, the Option Shares, to be separately purchased and paid for by the Underwriters shall be as follows:

                  CIBC World Markets Inc.                       50%
                  BMO Nesbitt Burns Inc.                        20%
                  GMP Securities Ltd.                           20%
                  Canaccord Capital Corporation                 10%
                                                         ----------
                                                               100%

         If at the Closing Time any of the Underwriters fails to purchase its applicable percentage of the Treasury Shares and the Secondary Shares, the other Underwriters shall have the right, but shall not be obligated, to purchase all, but not less than all, of the Treasury Shares and the Secondary Shares which would otherwise have been purchased by the Underwriters which fails to purchase. In the event that such right is not exercised, each of the Underwriters which is able and willing to purchase shall be relieved of all obligations to the Corporation and the Selling Shareholder on submission to the Corporation and the Selling Shareholder of reasonable evidence of its ability and willingness to fulfil its obligations hereunder at the Closing Time. Nothing in this section shall oblige the Corporation and the Selling Shareholder to sell to any or all of the Underwriters less than all of the Treasury Shares and the Secondary Shares or shall relieve any of the Underwriters in default hereunder from liability to the Corporation and the Selling Shareholder. The provisions of this section 17.1 shall apply mutatis mutandis to the purchase of any Option Shares in respect of which the Over-Allotment Option has been exercised.

18.      U.S. Offers

18.1 The Underwriters, severally, but not jointly, make the representations, warranties and covenants applicable to them in Schedule "A" hereto and, severally, but not jointly, agree, on behalf of themselves and their United States affiliates, for the benefit of the Corporation and the Selling Shareholders, to comply with the U.S. selling restrictions imposed by the laws of the United States as set forth in Schedule "A" hereto, which forms part of this Agreement. They also agree to obtain such an agreement from each member of the Selling Dealer Group (as defined in Schedule "A" attached). Notwithstanding the foregoing provisions of this paragraph, an Underwriter will not be liable to the Corporation or the Selling Shareholder under this paragraph or Schedule "A; with respect to a violation by another Underwriter or by another members of the Selling Dealer Group of the provisions of this paragraph or Schedule "A" if the former Underwriter is not itself also in violation.

18.2 The Corporation represents, warrants and agrees to and with the Underwriters and the Selling Shareholders that (i) none of the
         Corporation, its affiliates or any person acting on its or their behalf, (A) has engaged or will engage in any Directed Selling Efforts (as such term is defined in Regulation S promulgated under the U.S. Securities Act, hereinafter "Regulation S") or any general solicitation or general advertising (within the meaning of Regulation D promulgated under the U.S Securities Act) with respect to the Offered Shares in the United States, (B) has made or will make any offer or sale of any Offered Shares in the United States except through the Underwriters in accordance with this Agreement and Schedule "A" hereto, or (C) has offered or sold or will offer or sell any securities in a manner, or have taken or will take any other action, that would cause the exemptions from registration provided by Rule 144A or Regulation S to become unavailable for offers and sales of the Offered Shares or that would constitute a violation of Regulation M under the U.S. Exchange Act; (ii) it is, and immediately prior to any sale of Offered Shares pursuant to this Agreement will be, a "foreign issuer" within the meaning of Regulation S that reasonably believes that there is no "substantial U.S. market interest" (as such terms is defined under Regulation S) in the Common Shares; (iii) it is not, and immediately prior to any sale of Offered Shares pursuant to this Agreement will not be, an open-ended investment company, unit investment trust or face-amount certificate company that is or is required to be registered under section 8 of the U.S. Investment Company Act of 1940, as amended;
         (iv) the Offered Shares are not, and immediately prior to any sale of offered Shares pursuant to this Agreement will not be (A) part of a class listed on a national securities exchange registered under section 6 of the U.S. Exchange Act, (B) part of a class quoted in a U.S. automated inter-dealer quotation system within the meaning of Rule 144A, or (C) convertible or exchangeable at an effective conversion premium or effective exercise premium (calculated as specified in paragraphs (a)(6) and (a)(7) of Rule 144A) of less than 10% for securities so listed or quoted; and (v) for so long as any of the Offered Shares are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the U.S. Securities Act, it shall either: (A) furnish to the United States Securities and Exchange Commission (the "SEC") all information required to be furnished in accordance with Rule 12g3-2(b) under the U.S. Exchange Act; (B) file reports and other information with the SEC under section 13 or 15(d) of the U.S. Exchange Act; or (C) if it is not exempt from reporting pursuant to Rule 12g3-2(b) nor subject to section 13 or 15(d) of the U.S. Exchange Act, then furnish to any holder of Offered Shares and any prospective purchaser of Offered Shares designated by such holder, upon the request of such holder, the information required to be delivered pursuant to Rule 144(d)(4) under the U.S. Securities Act.

18.3 The Selling Shareholder represents, warrants and agrees to and with the Underwriters and the Corporation that the Selling Shareholder, its affiliates or any person acting on their behalf, has not: (i) engaged or will not engage in any Directed Selling Efforts or any general solicitation or general advertising in the United States with respect to the Offered Shares or any other securities of the Corporation; (ii) made nor will make any offer or sale of any Offered Shares or any other securities of the Corporation in the United States except through the Underwriters in accordance with this Agreement and Schedule "A" hereto; and (iii) offered or sold or will offer or sell any securities in a manner, or has taken or will take any other action, that would cause the exemptions from registration provided by Rule 144A or Regulation S to become unavailable for offers and sales of the Offered Shares or that would constitute a violation of Regulation M under the U.S. Exchange Act.

19.      Lead Underwriter

19.1 The Corporation shall be entitled to and shall act on any notice, waiver, extension or communication given by or on behalf of the Underwriters by the Lead Underwriter, which shall represent the Underwriters and which have the authority to bind the Underwriters in respect of all matters hereunder, except in respect of any notice of termination given pursuant to section 14, which notice may be given by any Underwriter, and any settlement under section 10 or 11.

20.      Notices

20.1 Any notice or other communication to be given hereunder shall be addressed as follows:

         if to the Selling Shareholder:

                  Abraxas Petroleum Corporation
                  500 N. Loop 1604 East, Suite 100
                  San Antonio, Texas 78232
                  USA

                  P.O. Box 701007 San Antonio, Texas 78270-1007
                  USA

                  Facsimile:        210-490-8816
                  Attention:        Robert L.G. Watson, President

         with copies to:

                  Cox Smith Matthews Incorporated
                  112 E. Pecan Street, Suite 1800
                  San Antonio, Texas  78205-1521
                  USA

                  Facsimile:        (210) 226-8395
                  Attention:        Steven R. Jacobs

         if to the Corporation:

                  Grey Wolf Exploration Inc.
                  Suite 1500, Sun Life Plaza
                  144 - 4th Avenue S.W.
                  Calgary, Alberta  T2P 3N4

                  Facsimile:        403-262-1949
                  Attention:        Robert L.G. Watson, Chief Executive Officer

         with copies to:

                  Osler, Hoskin & Harcourt LLP
                  1900, 333 - 7th Avenue S.W.
                  Calgary Alberta  T2P 2Z1

                  Facsimile:        403-260-7024
                  Attention:        Mark R. Smith
         if to the Underwriters, each of:

                  CIBC World Markets Inc.
                  9th Floor, Bankers Hall East
                  855 - 2nd Street S.W.
                  Calgary, Alberta  T2P 4J7

                  Facsimile:        403-260-0524
                  Attention:        Brenda A. Mason, Managing Director

                  with a copy to:  Robert J. Richardson
                                    Vice President Legal, CIBC World Markets
                  Facsimile:        416-304-4573

                  BMO Nesbitt Burns Inc.
                  2200, 333 - 7th Avenue S.W.
                  Calgary, Alberta  T2P 2Z1

                  Facsimile:        403-515-1525
                  Attention:        Shane C. Fildes, Executive Managing Director

                  GMP Securities Ltd.
                  1600, 500 - 4th Avenue S.W.
                  Calgary, Alberta  T2P 2V6

                  Facsimile:        403-543-3589

                  Attention:        Matt Sobolewski, Vice President,  Investment
                                    Banking

                  Canaccord Capital Corporation
                  Suite 400, 409 - 8th Avenue S.W.
                  Calgary, Alberta  T2P 1E3

                  Facsimile:        403-508-3866
                  Attention:        Richard A. Grafton, President

         with copies to:

                  Macleod Dixon LLP
                  3700, 400 - 3rd Avenue S.W.
                  Calgary, Alberta  T2P 4H2

                  Facsimile:        403-264-5973
                  Attention:        Kevin E. Johnson

Any such notice or other communication shall be in writing, and unless delivered personally to a responsible officer of the addressee, shall be given by courier service or telecopy, and shall be deemed to have been received, if given by telecopy, on the day of sending (or the next business day following the sending if the sending is after 4:00 p.m. (Calgary time) or if the day of sending is not a business day) and, if given by courier service, on the next business day following the sending thereof.

21.      Agent for Service

By the execution and delivery of this Agreement, the Selling Shareholder (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Osler, Hoskin & Harcourt LLP (or any successor) (together with any successor, the "Agent for Service"), as their authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Offered Shares, that may be instituted in any court in Canada, or brought under the Canadian Securities Laws, and acknowledges that the Agent for Service has accepted such designation, and (ii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Selling Shareholder shall be deemed in every respect effective service of process upon the Selling Shareholder in any such suit or proceeding. The Selling Shareholder further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Offered Shares shall be outstanding.

22.      Miscellaneous

22.1 The Corporation hereby consents to the sale of the Offered Shares by the Selling Shareholder pursuant to this Agreement.

22.2 If any provision of this Agreement is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severed from this Agreement.

22.3 This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein. Each of the Corporation and the Selling Shareholder irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta with respect to all matters arising out of this Agreement and the transactions contemplated herein.

22.4     Time shall be of the essence hereof.

22.5 This Agreement may be executed in any number of counterparts or facsimiles, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

22.6 All dollar amounts referred to in this Agreement are in Canadian funds, unless otherwise specified.

22.7 It is understood that this agreement shall supersede any written agreement between the Corporation, the Selling Shareholder and the Underwriters in respect of the distribution of the Offered Shares.

If the foregoing is in accordance with your understanding and is agreed to by you, please communicate your acceptance by executing this letter where indicated below and returning same to the Underwriters.

Yours very truly,

CIBC WORLD MARKETS INC.                  BMO NESBITT BURNS INC.


By:                                      By:
     ---------------------------            -------------------------------
     Brenda A. Mason                        Shane C. Fildes
     Managing Director                      Executive Managing Director

GMP SECURITIES LTD.                         CANACCORD CAPITAL CORPORATION


By:                                       By:
   -------------------------------            -----------------------------
     Matt Sobolewski                          Richard A. Grafton
     Vice President, Investment Banking       President


The foregoing is hereby accepted by us.

DATED this ____ day of ______________, 2005

GREY WOLF EXPLORATION INC.

By:_______________________________
     Robert L.G. Watson
     Chief Executive Officer


ABRAXAS PETROLEUM CORPORATION



By:________________________________
     Robert L.G. Watson
     President

                                  SCHEDULE "A"
                            U.S. SELLING RESTRICTIONS

         Capitalized terms used but not defined in this Schedule "A" shall have the meaning ascribed thereto in the underwriting agreement (the "Underwriting Agreement") to which this Schedule "A" is attached.

1. For the purpose of this Schedule "A", the following terms shall have the meanings indicated:

         (a) "Final U.S. Private Placement Memorandum" means the final U.S. private placement memorandum to which a copy of the Prospectus is attached;

         (b) "Foreign Issuer" means a foreign issuer as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Schedule "A", it means any issuer that is (a) the government of any country, or of any political subdivision of a country, other than the United States; or (b) a corporation or other organization incorporated under the laws of any country other than the United States, except an issuer meeting the following conditions: (I) more than 50 percent of the outstanding voting securities of such issuer are directly or indirectly owned of record by residents of the United States; and (2) any of the following: (i) the majority of the executive officers or directors are United States citizens or residents, (ii) more than 50 percent of the assets of the issuer are located in the United States, or (iii) the business of the issuer is administered principally in the United States;

         (c)   "Preliminary  U.S.  Private   Placement   Memorandum"  means  the
               preliminary U.S. private placement memorandum to which a copy of the Preliminary Prospectus is attached;

         (d) "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

         (e) "Regulation S" means Regulation S promulgated under the U.S. Securities Act;

         (f) "Selling Dealer Group" means dealers or brokers other than the Underwriters and their U.S. affiliates who participate in the offer and sale of Offered Shares pursuant to the Underwriting Agreement; and

         (g) "Substantial U.S. Market Interest" means "substantial U.S. market interest" as that term is defined in Regulation S.

2. Each Underwriter, each of their respective U.S. affiliates and each member of the Selling Dealer Group acknowledges and agrees that the Offered Shares have not been and will not be registered under the U.S. Securities Act, and have not been and will not be offered or sold within the United States or for the account or benefit of, a person in the United States, except pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144A. Each Underwriter represents, warrants and agrees that it, its U.S. affiliates and each member of the Selling Dealer Group have offered and sold and will offer and sell the Offered Shares only in accordance with Rule 903 of Regulation S or in accordance with the restrictions set forth in paragraphs 3 and 4 of this Schedule "A" and Rule 144A. Accordingly, no Underwriter, U.S. affiliate or Selling Dealer Group member, or person acting on any of their behalf, has engaged or will engage in any Directed Selling Efforts (as such term is defined in Regulation S) in the United States with respect to the Offered Shares.

3. Each Underwriter represents, warrants and covenants to the Corporation and the Selling Shareholder that, in connection with all offers and sales of the Offered Shares in the United States or for the account of, a person in the United States:

         (a) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Shares, except (i) with its affiliates, (ii) with members of the Selling Dealer Group in accordance with this paragraph 2 or (iii) otherwise with the prior written consent of the Corporation and it shall require each member of the Selling Dealer Group to agree, for the benefit of the Corporation and the Selling Shareholder, to comply with, and shall use its best efforts to ensure that each member of the Selling Dealer Group comply with, the same provisions of this Schedule "A" as apply to such Underwriter as if such provisions applied to such member of the Selling Dealer Group;

         (b)   its U.S. affiliate is duly registered as a broker or dealer under
               Section 15(b) of the U.S. Exchange Act and under the laws of each U.S. state in which offers and sales of Offered Shares have been or will be made (unless exempted from such state registration requirements) and is a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof and of each offer or sale of Offered Shares in the United States;

         (c) all offers and sales of the Offered Shares in the United States have been and will be effected by its U.S. affiliate in accordance with all applicable U.S. federal and state broker-dealer requirements;

         (d)   its U.S. affiliate is a Qualified Institutional Buyer;

         (e) each offeree will be provided with a Preliminary U.S. Private Placement Memorandum and the Final U.S. Private Placement
               Memorandum and no other written material will be used in connection with the offer and sale of the Offered Shares in the United States;

         (f) neither it nor its representatives nor its U.S. affiliate have used, and none of such persons will use, any form of general solicitation or general advertising (within the meaning of Regulation D of the U.S. Securities Act) in connection with the offer or sale of the Offered Shares in the United States;

         (g) it will solicit, and will cause its U.S. affiliate to solicit, offers for the Offered Shares in the United States only from, and will offer the Offered Shares only to, persons it reasonably believes to be Qualified Institutional Buyers in accordance with Rule 144A. It also agrees that it will solicit offers for the Offered Shares only from, and will offer the Offered Shares only to, persons that in purchasing such Offered Shares will be deemed to have made the representations, warranties and agreements contained in the Final U.S. Private Placement Memorandum;

         (h) it will inform, and cause its U.S. affiliate to inform, all purchasers of the Offered Shares in the United States that the Offered Shares have not been and will not be registered under the U.S. Securities Act and are being sold to them without registration under the U.S. Securities Act in reliance on Rule 144A;

         (i) at least one Business Day prior to the Closing Date and any Additional Closing Date, it shall cause its U.S. affiliate to provide the Corporation and the Corporation's transfer agent and registrar with a list of all purchasers of the Offered Shares in the United States; and

         (j) each offeree in the United States shall be provided with a Preliminary U.S. Private Placement Memorandum and a Final U.S. Private Placement Memorandum, which shall be in form and substance satisfactory to the Corporation and shall set forth the following:

               "The securities offered hereby have not been and will not be registered under the U.S. Securities Act and may not be offered or sold within the United States except that securities may be offered or sold to Qualified Institutional Buyers pursuant to Rule 144A."

               "Each U.S. purchaser hereof will, by its purchase of such securities, be deemed to have represented and agreed for the benefit of the Corporation and the Selling Shareholder as follows:

               (i) it is aware that the securities have not been and will not be registered under the U.S. Securities Act and the sale contemplated hereby is being made. in reliance on Rule 144A to Qualified Institutional Buyers;

               (ii) it is a Qualified Institutional Buyer as defined in Rule 144A under the US. Securities Act and it is acquiring the securities for its awn account or for the account of a Qualified Institutional buyer with respect to which exercises sole investment discretion;

               (iii) it  understands  that  if it  decides  to  offer,  sell  or otherwise transfer such securities, such securities may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the United States in accordance with Rule 904 of Regulation S or (C) inside the United States in accordance with (1) Rule 144A to a person who, the seller reasonably believes is a Qualified Institutional Buyer that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (2) the exemption from registration under the 1933 Act provided by Rule 144, if available; and

               (iv) it understands that all securities sold in the United States as part of this offering will bear a legend to the following effect:

                     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (i) TO THE CORPORATION, (ii) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (iii) INSIDE THE UNTIED STATES IN ACCORDANCE WITH (A) RULE 144A UNDER THE SECURITIES ACT OR (B) RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES N CANADA. A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY" MAY BE OBTAINED FROM OLYMPIA TRUST COMPANY, AS REGISTRAR AND TRANSFER AGENT, OR SUCH OTHER. ORGANIZATION OR ENTITY PERFORMING SUCH FUNCTION FOR THE CORPORATION (THE "TRANSFER AGENT") UPON DELIVERY OF

                     THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 REGULATION S UNDER THE SECURITIES ACT;

                     provided, that, if any such securities are being sold under clause (ii) above, the legend may be removed by providing a declaration to o, as registrar and transfer agent for the securities, or such other organization or entity performing such function for the Corporation (the "Transfer Agent') to the following effect (or as the Corporation may from time to time prescribe):

                         The undersigned (i) acknowledges that the sale of the securities of Grey Wolf Exploration Inc. to which this declaration relates is being made in reliance on Rule 944 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Securities Act") and (ii) certifies that: (A) it is not an affiliate of Grey Wolf Exploration Inc. (as defined in Rule 405 under the Securities Act), the offer of the securities was not made to a person in the United States and either (1) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (2) the transaction was executed on or through the facilities of the Toronto Stock Exchange, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (B) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any "directed selling efforts" (as such term is defined in Regulation S) in the United States in connection with the offer and sale of the securities, (C) the sale is bona fide and not for the purpose of "washing off' the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the Securities Act), (D) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation 8, with o unrestricted securities, and (E) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act;

                     provided, further, that, if any such securities are being sold under clause (iii)(B) above, the legend may be removed by delivery to the Transfer Agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the 1933 Act."

         (k) any offer, sale or solicitation of an offer to buy Offered Shares that has been made or will be made in the United States was or will be made only to Qualified Institutional Buyers in transactions that are exempt from registration under applicable state securities laws; and

         (l) each offeree was provided with a copy of the Prospectus, together with a Final U.S. Private Placement Memorandum and no other written material, other than a Preliminary Prospectus, together with a Preliminary U.S. Private Placement Memorandum was used in connection with the offer or sale of the Offered Shares in the United States;

4. At the Closing Time and any Additional Closing Time, each Underwriter, together with its U.S. affiliate, will provide a certificate, substantially in the form of Exhibit I to this Schedule "A", relating to the manner of the offer and sale of the Offered Shares in the United States; provided, however, than an Underwriter is not required to provide such certificate if neither it nor its U.S. affiliate has made any offers or sales of the Offered Shares in the United States, in which case such Underwriter shall be deemed to represent and warrant to the Corporation as of the Closing Time or the Additional Closing Time, as applicable, that all offers and sales made by it of the Offered Shares were made in compliance with Rule 903 of Regulation S.

                                    EXHIBIT I
                            UNDERWRITERS' CERTIFICATE

         In connection with the private placement of common shares (the "Offered Shares") of Grey Wolf Exploration Inc. (the "Corporation") with one or more U.S. institutional investors (the "U.S. Purchasers"), the undersigned, one of the several underwriters (the "Underwriters") referred to in the Underwriting Agreement, dated as of February 18, 2005, among the Corporation, the Underwriters and Abraxas Petroleum Corporation, (the "Underwriting Agreement"), and its U.S. affiliate who has signed below in its capacity as placement agent in the United States for such Underwriter (the "U.S. Placement Agent"), do hereby certify that:

         (a) the U.S. Placement Agent is on the date hereof, and was on the date of each offer or sale of the Offered Shares in the United States, duly registered as a broker or dealer under Section 15(b) of the U.S. Exchange Act and under the laws of each U.S. state in which offers and sales of the Offered Shares have been or will be made (unless exempted from such state registration requirements) and is and was a member of, and in good standing with, the National Association of Securities Dealers, Inc. on the date hereof and on such dates;

         (b) all offers and sales of the Offered Shares in the United States have been effected by the U.S. Placement Agent in accordance with all applicable U.S. federal and state broker-dealer requirements and U.S. state securities law requirements;

         (c) each offeree was provided with a copy of the Prospectus, together with a Final U.S. Private Placement Memorandum and no other written material, other than a Preliminary Prospectus, together with a Preliminary U.S. Private Placement Memorandum was used in connection with the offer or sale of the Offered Shares in the United States;

         (d) immediately prior to transmitting any of such materials to such offerees, we had reasonable grounds to believe and did believe that each offeree was a Qualified Institutional Buyer as defined in Rule 144A under the U.S. Securities Act, and, on the date hereof, we continue to believe that each U.S. Purchaser is a Qualified Institutional Buyer as defined in Rule 144A under the U.S. Securities Act;

         (e) neither we nor our representatives have utilized, and neither we nor our representatives will utilize, any form of general solicitation or general advertising (within the meaning of Regulation D under the U.S. Securities Act); and

         (f) we have conducted the offer and sale of the Offered Shares in accordance with the Underwriting Agreement, Rule 144A and Regulation S. Terms used in this certificate have the meanings given to them in the Underwriting Agreement unless otherwise defined herein.

Dated: ________________________, 2005

CIBC WORLD MARKETS INC.                      CIBC WORLD MARKETS CORP.


By:                                     By:
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    Name:                                   Name:
    Title:                                  Title: